UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 28, 2020

Acorda Therapeutics, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-31938	13-3831168
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

420 Saw Mill River Road, Ardsley, NY		10502
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (914) 347-4300

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (Par Value $0.001)	ACOR	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07Submission of Matters to a Vote of Security Holders.

On July 31, 2020, Acorda Therapeutics, Inc. (the “Company”) convened a Special Meeting of Stockholders (the “Special Meeting”) for the purposes described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on July 6, 2020. As reported in the Company’s Current Report on Form 8-K filed on July 31, 2020 (the “Prior Form 8-K”), the Special Meeting was adjourned until August 28, 2020 in order to allow additional time for the Company’s stockholders to vote on Proposal One, which was a proposal to amend the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of the Company’s common stock from 80,000,000 to 370,000,000.

On August 28, 2020, the Special Meeting was reconvened. Of the 47,981,098 shares of the Company’s common stock outstanding as of the June 29, 2020 record date, 36,851,174 shares, or 76.8%, were represented in person or by proxy at the reconvened Special Meeting. At the reconvened Special Meeting, the Company’s stockholders approved Proposal One. The final voting results for Proposal One are set forth below. The final voting results for Proposals Two and Three were disclosed in the Prior Form 8-K.

Proposal One:  Authorized common stock increase proposal

The Company’s stockholders approved an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of the Company’s common stock from 80,000,000 to 370,000,000, by the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
25,171,976	5,103,200	260,323	6,315,675

Votes for Proposal One represented 52.46% of the shares of our common stock outstanding on the record date and entitled to vote at the Special Meeting, which is greater than the absolute majority of outstanding shares needed for approval of Proposal One. Proposal One received strong support from shareholders who voted on it, with 82.43% of the shares voted on the proposal having been cast in its favor.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Acorda Therapeutics, Inc.

August 28, 2020	By:	/s/ David Lawrence
Name: David Lawrence
Title: Chief, Business Operations and Principal Accounting Officer